Exhibit 99.3

IBM 1Q 2020 Earnings April 20, 2020 ibm.com/investor

Forward Looking Statements and Non-GAAP Information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, certain non-GAAP information including revenue for Red Hat normalized for historical comparability, revenue adjusting for divested businesses and currency, operating earnings, other “operating” financial measures, including free cash flow, net cash from operating activities excluding Global Financing receivables, and adjustments for currency. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K filed with the SEC on April 20, 2020. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation, as well as in Exhibit 99.1 to the company’s Form 8-K filed with the SEC on April 20, 2020. For other related information please visit the Company’s investor relations web site at: http://www.ibm.com/investor/events/earnings/1q20.html 2

Arvind Krishna Chief Executive Officer James Kavanaugh SVP, Finance & Operations, Chief Financial Officer 3

CEO Perspective “IBM remains focused on helping our clients adapt to the immediate challenges of the COVID-19 pandemic, while we continue to enable them to shift their mission-critical workloads to hybrid cloud and expand their use of AI to help transform their operations. Leading in the Current Environment Areas of Future Focus Our first-quarter performance in cloud is a reflection of the trust clients place in IBM's technology and expertise today, and positions us to continue building an enduring hybrid cloud platform for the future.” First Quarter 2020 - Arvind Krishna, IBM CEO 4

Positioned for the Current Environment and Beyond Large enterprise incumbency Aligning investments to near-term opportunities High-value business model Majority of revenue from financial Strong balance sheet services, public sector & telecom Structural actions for long-term competitiveness Ample liquidity & access to capital Client buying behavior shifting Secure dividend Accelerating digital transformation ~60% revenue in recurring businesses; mission-critical Leverage flexible supply chain 5 Recent Actions Client Base & Portfolio Financial Profile

1Q20 Highlights $17.6B Revenue $1.84 Operating (non-GAAP) EPS $11.6B Free Cash Flow LTM Revenue & Gross Margin Solid Cash Generation Modest Revenue Growth $12B Cash Balance 128% FCF Realization (LTM) 150 bps Gross Margin Expansion Revenue/cloud growth @cc and excludes impact of divested businesses; Red Hat normalized for historical comparability Gross margin-operating, cash includes marketable securities, FCF excludes financing receivables 6 Strong Cloud Performance +23% @CC Revenue Growth $22B LTM Revenue Red Hat M mentum +20% @CC Revenue Growth >2,200 Clients using RHT & IBM container platform

Cloud & Cognitive Software Revenue Growth Revenue $5.2B 7% Cloud & Data Platform growth led by Red Hat and Data & AI Cognitive Applications and Transaction Processing Platforms impacted by client buying behavior in March Segment Elements Cognitive Applications (3%) yr/yr Portfolio aligned to longer-term hybrid cloud & AI opportunity Cloud & Data Platforms +34% yr/yr includes Red Hat Transaction Processing Platforms (15%) yr/yr 1Q20 Results; Revenue growth rates @CC 7

Global Business Services Consulting driven by cloud modernization and intelligent workflows Revenue $4.1B +1% yr/yr Gross Margin Expansion 100 bps Continued scaling of Red Hat engagements Segment Elements Consulting +5% yr/yr Clients are deprioritizing projects with longer-term paybacks Application Management (2%) yr/yr Aligning our resources to focus on near-term opportunities Global Process Services (7%) yr/yr 1Q20 Results; Revenue growth rates @CC 8

Global Technology Services Actions to accelerate the shift to higher value segments and improve cost competitiveness Revenue Gross Margin Expansion $6.5B (4%) yr/yr 30 bps Tighter integration across GTS & GBS to address cloud opportunity Segment Elements Strong signings growth led by cloud Infrastructure & Cloud Services (4%) yr/yr Near-term impact from lower client business volumes Technology Support Services (5%) yr/yr 1Q20 Results; Revenue growth rates @CC 9

Systems Revenue $1.4B Revenue Growth 4% IBM Z and Storage growth driven by product cycle and mission-critical workloads Power decline reflects cycle dynamics and exposure to smaller enterprises Segment Elements Gross Margin expansion reflects mix benefit from new innovations in IBM Z and Storage Systems Hardware +10% yr/yr Operating Systems Software (9%) yr/yr 1Q20 Results; Revenue growth rates @CC 10

Summary • Aligning resources and investments to near-term opportunities • Strategy and portfolio aligned to hybrid cloud and AI Managing cost & expense Multiple scenarios; prepared for wide-range of outcomes Solid free cash flow & ample liquidity Structural actions for long-term competitiveness Higher value model differentiates IBM • • • • • 11 Positioned to Emerge Stronger Managing in the Current Environment

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Supplemental Materials Currency – Impact on Revenue Growth Revenue and P&L Highlights Services Segment Details Software & Systems Segment Details Expense Summary Balance Sheet Summary Cash Flow Summary Cash Flow (ASC 230) Offering Realignment between Segments Historical Segment Recast to reflect Offering Realignment Non-GAAP Supplemental Materials ● ● ● ● ● ● ● ● ● ● ● Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding Supplemental Materials 13

Currency – Impact on Revenue Growth US$B Yr/Yr Revenue As Reported Currency Impact Revenue @ CC $17.6 (3.4%) (1.5 pts) (1.9%) Supplemental Materials 14 Quarterly Averages per US $ 1Q20 Yr/Yr 4/17/2020 Spot 2Q20 3Q20 4Q20 FY20 Euro 0.91 (3%) Pound 0.78 (2%) Yen 109 1% Revenue Impact, Future @ 4/17/20 Spot (1.5 pts) 0.92 0.80 108 (3%) (2%) (2%) (3%) (3%) 1% (3%) (2%) 2% (0%) 0% 1% (2-3 pts) (2-2.5 pts) (2-2.5 pts) (2-2.5 pts)

Revenue and P&L Highlights Financial results reflect impact of transaction-related adjustments associated with the Red Hat acquisition B/(W) Yr/Yr* B/(W) Yr/Yr Revenue Highlights 1Q20 Operating P&L Highlights $ 1Q20 Revenue Cloud $17.6 $5.4 Flat 23% Gross Profit Expense Pre-Tax Income** Net Income Earnings Per Share $8.1 $7.4 $0.7 $1.6 $1.84 Flat (26%) (69%) (18%) (18%) B/(W) Yr/Yr B/(W) Yr/Yr* Geography Revenue 1Q20 Americas Europe/ME/Africa Asia Pacific $8.2 $5.5 $3.9 Flat 1% Flat Operating P&L Highlights % 1Q20 Gross Profit Margin Expense E/R Pre-Tax Margin** Net Income Tax Rate 46.2% 42.2% 3.9% 9.4% NM 1.5 pts (9.9 pts) (8.4 pts) (1.7 pts) NM Revenue growth rates @CC, $ in billions *Yr/Yr excludes impact of divested businesses **Pre-Tax Income includes impact of structural actions/charges – ($0.9B), (39 pts) yr/yr, Pre-Tax Margin impact – (5 pts) Supplemental Materials 15

Services Segments Details B/(W) GBS Segment 1Q20 Yr/Yr B/(W) GTS Segment 1Q20 Yr/Yr Revenue (External) Consulting Global Process Services Application Management Gross Profit Margin (External) Pre-Tax Income impact of structural actions/charges Pre-Tax Income Margin impact of structural actions/charges Cloud Revenue (External) $4.1 $2.1 $0.2 $1.8 27.2% $0.3 ($0.1) 6.5% (3 pts) $1.3 1% 5% (7%) (2%) 1.0 pts (9%) (38 pts) (0.6 pts) (3 pts) 8% Revenue (External) Infrastructure & Cloud Services Technology Support Services Gross Profit Margin (External) Pre-Tax Income impact of structural actions/charges Pre-Tax Income Margin impact of structural actions/charges Cloud Revenue (External) $6.5 $4.9 $1.6 34.0% ($0.2) ($0.4) (2.6%) (6 pts) $2.3 (4%) (4%) (5%) 0.3 pts (165%) (149 pts) (6.5 pts) (6 pts) 12% B/(W) Services Signings & Backlog 1Q20 Yr/Yr Signings Backlog Backlog Yr/Yr @Actual 19% Flat (3%) $8.9 $107.8 Revenue & Signings growth rates @CC, $ in billions, Services Backlog calculated using March 31 currency spot rates, Signings & Backlog includes Security Services Supplemental Materials 16

Software and Systems Segment Details B/(W) Yr/Yr B/(W) Yr/Yr Cloud & Cognitive Software Segment 1Q20 Systems Segment 1Q20 Revenue (External) Cognitive Applications Cloud & Data Platforms Transaction Processing Platforms Pre-Tax Income impact of structural actions/charges Pre-Tax Income Margin impact of structural actions/charges Cloud Revenue (External) $5.2 $1.2 $2.5 $1.5 $0.9 ($0.2) 15.4% (4 pts) $1.3 7% (3%) 34% (15%) (48%) (12 pts) (15.3 pts) (4 pts) 86% Revenue (External) Systems Hardware IBM Z Power Storage Operating Systems Software Gross Profit Margin (External) Systems Hardware Operating Systems Software Pre-Tax Income impact of structural actions/charges Pre-Tax Income Margin impact of structural actions/charges $1.4 $1.0 4% 10% 61% (32%) 19% (9%) 4.1 pts 9.2 pts (1.3 pts) (8%) (30 pts) (0.8 pts) (4 pts) $0.4 50.2% 38.1% 82.9% ($0.2) ($0.1) (14.3%) (4 pts) Segment results reflect impact of transaction-related adjustments associated with the Red Hat acquisition Cloud Revenue (External) $0.4 10% Revenue growth rates @CC, $ in billions Supplemental Materials 17

Expense Summary $ in billions *includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of divested businesses **represents the percentage change after excluding the impact of currency, acquisitions and divestitures Supplemental Materials 18 B/(W) Expense1Q20 Yr/Yr Acq/ CurrencyDivest*Base** SG&A – Operating $5.7 (24%) RD&E – Operating $1.6 (13%) IP and Custom Development Income ($0.1) 15% Other (Income)/Expense - Operating ($0.1) (56%) Interest Expense $0.3 (87%) Operating Expense & Other Income $7.4 (26%) impact of structural actions/charges$0.9 (15 pts) 1 pts (8 pts) (17 pts) 0 pts (12 pts) (2 pts) 0 pts(12 pts)(14 pts) (15 pts)

Balance Sheet Summary Mar 19** Mar 20 Dec 19 Cash & Marketable Securities Core (non-GF) Assets* Global Financing Assets Total Assets $12.0 $116.4 $24.9 $153.4 $9.0 $115.3 $27.9 $152.2 $18.1 $77.6 $35.2 $130.9 Other Liabilities Core (non-GF) Debt* Global Financing Debt Total Debt Total Liabilities Equity $68.9 $42.1 $22.3 $64.3 $133.3 $20.1 $68.3 $38.2 $24.7 $62.9 $131.2 $21.0 $64.3 $20.5 $29.5 $50.0 $114.3 $16.6 $ in billions *includes eliminations of inter-company activity **pre-Red Hat acquisition close Supplemental Materials 19

Cash Flow Summary $ in billions Supplemental Materials 20 B/(W) 1Q20Yr/Yr FY19 Net Cash from Operations $4.5 ($0.3) Less: Global Financing Receivables$2.4 ($0.1) Net Cash from Operations (excluding GF Receivables)$2.1 ($0.2) Net Capital Expenditures ($0.7) ($0.1) Free Cash Flow (excluding GF Receivables) $1.4 ($0.3) Acquisitions ($0.0) ($0.0) Divestitures $0.0 ($0.0) Dividends ($1.4) ($0.0) Share Repurchases (Gross) - $0.9 Non-GF Debt $3.5 ($2.4) Other (includes GF Net A/R & GF Debt) ($0.4) ($1.1) Change in Cash & Marketable Securities $3.0 ($2.9) $14.8 $0.5 $14.3 ($2.4) $11.9 ($32.6) $1.1 ($5.7) ($1.4) $22.8 $0.7 ($3.2)

Cash Flow (ASC 230) 1Q20 1Q19 Net Income from Operations Depreciation / Amortization of Intangibles Stock-based Compensation Working Capital / Other Global Financing A/R Net Cash provided by Operating Activities Capital Expenditures, net of payments & proceeds Divestitures, net of cash transferred Acquisitions, net of cash acquired Marketable Securities / Other Investments, net Net Cash provided by/(used in) Investing Activities Debt, net of payments & proceeds Dividends Common Stock Repurchases Common Stock Transactions - Other Net Cash provided by/(used in) Financing Activities Effect of Exchange Rate changes on Cash Net Change in Cash, Cash Equivalents & Restricted Cash $ in billions Supplemental Materials $1.2 $1.6 $0.2 ($0.9) $2.4 $4.5 ($0.7) $0.0 ($0.0) ($0.2) ($0.9) $1.4 ($1.4) - ($0.0) ($0.1) ($0.4) $3.1 $1.6 $1.4 $0.1 ($0.8) $2.5 $4.8 ($0.6) $0.0 ($0.0) ($0.3) ($0.9) $4.2 ($1.4) ($0.9) ($0.1) $1.9 ($0.1) $5.7 21

Offering Realignment between Segments In 2019, IBM updated its reportable segments and in 2020, this segment structure remains consistent. During the first quarter of 2020, the company realigned offerings and the related management system to reflect divestitures completed in the second half of 2019 and tighter integration of certain industry-related consulting services. Accordingly, IBM is updating its Cloud & Cognitive Software segment, Global Business Services segment and the Other – divested businesses category in the first quarter of 2020 and recasting historical information in these areas for consistency with the go-forward performance. To provide some context of the magnitude of these changes, total recast revenue in 2019 is approximately $0.3 billion of IBM’s total $77 billion. There is no change to the Global Technology Services, Systems, or Global Financing segments, and there is no impact to IBM’s consolidated results. Management System Change Resulting Segment Implications - Cloud & Cognitive Software (Cognitive Applications) Divestitures of IBM's risk analytics and regulatory offerings and sales performance management offerings + Other - divested businesses - Cloud & Cognitive Software (Cognitive Applications) Realignment of certain industry-related consulting offerings to the Global Business Services segment + Global Business Services (Consulting) These changes are effective in the first quarter of 2020. Subsequent to the first quarter, on April 6, 2020, Arvind Krishna became Chief Executive Officer of IBM and announced a number of management changes, which did not impact the company’s reportable segments. Supplemental Materials 22

Historical Segment Recast to reflect Offering Realignment Cloud & Cognitive Software 1Q19 Global Business Services 1Q19 Total Revenue External Revenue Cognitive Applications Cloud & Data Platforms Transaction Processing Platforms Internal Revenue Gross Profit $ (External) Gross Margin % (External) Segment Pre-Tax Income Pre-Tax Income Margin Total Revenue Yr/Yr Change Pre-Tax Income Yr/Yr Change $5,808 $4,967 $1,238 $1,917 $1,812 $841 $3,753 75.6% $1,785 30.7% (2.5%) 5.6% Total Revenue External Revenue Consulting Application Management Global Process Services Internal Revenue Gross Profit $ (External) Gross Margin % (External) Segment Pre-Tax Income Pre-Tax Income Margin Total Revenue Yr/Yr Change Pre-Tax Income Yr/Yr Change $4,229 $4,155 $2,001 $1,908 $247 $74 $1,087 26.2% 298 7.0% (0.8%) 145.7% Note: Additional historical recast segment information will be available on the IBM Investor Relations website and in IBM’s SEC filings $ in millions, items in bold reflect changes from previously reported results Supplemental Materials 23

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 1Q 2020 1Q20 Yr/Yr 1Q20 Yr/Yr GAAP @CC GAAP @CC Global Technology Services Infrastructure & Cloud Services Technology Support Services Cloud Systems Systems Hardware IBM Z Power Storage Operating Systems Software Cloud (6%) (6%) (7%) 10% 3% 9% 59% (33%) 18% (11%) 9% (4%) (4%) (5%) 12% 4% 10% 61% (32%) 19% (9%) 10% Cloud & Cognitive Software Cognitive Applications Cloud & Data Platforms Transaction Processing Platforms Cloud Global Business Services Consulting Global Process Services Application Management Cloud 5% (4%) 32% (16%) 84% Flat 4% (9%) (4%) 6% 7% (3%) 34% (15%) 86% 1% 5% (7%) (2%) 8% The above reconciles the Non-GAAP financial information contained in the “Cloud & Cognitive Software”, “Global Business Services”, “Global Technology Services”, “Systems”, “Services Segment Details”, “Software & Systems Segment Details”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 20, 2020 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 24

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 1Q 2020 1Q20 Yr/Yr Divest impact Currency impact Adjusted GAAP Total Revenue (3.4%) 2 pts 2 pts 0.1% Americas Europe/ME/Africa Asia Pacific (4%) (4%) (2%) 2 pts 2 pts 1 pts 1 pts 3 pts 1 pts Flat 1% Flat Total Cloud 19% 2 pts 2 pts 23% The above reconciles the Non-GAAP financial information contained in the “1Q20 Highlights”, “Revenue and P&L Highlights”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 20, 2020 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 25

Non-GAAP Supplemental Materials

Reconciliation of Revenue for Red Hat, Normalized - 1Q 2020

Red Hat Revenue, Normalized for Historical Comparability	Three Months Ended Mar 31 2020	Three Months Ended Mar 31 2019	Yr/Yr	Yr/Yr@CC
Red Hat revenue as reported in IBM consolidated results (1)	**$719**	**$ -**		
Add: Red Hat revenue prior to acquisition (2)	-	900		
Add: Purchase accounting deferred revenue and intercompany adjustments (3)	347	-		
Red Hat revenue normalized for historical comparability (non-GAAP)	**$1,066**	**$900**	**18%**	**20%**

(1) Represents GAAP Revenue as reported by IBM, which is included in the Cloud & Cognitive Software segment.

(2) Red Hat revenue for the three months ended March 31, 2019 represents pre-acquisition Red Hat standalone revenue and is included for comparative purposes.

(3) Represents the first-quarter 2020 impact of the deferred revenue purchase accounting adjustment and adjustments to add back revenue which was eliminated for sales between Red Hat and IBM. This line represents revenue that would have been recognized by Red Hat under GAAP if the acquisition had not occurred, but was not recognized by IBM due to purchase accounting and intercompany adjustments.

The above reconciles the Non-GAAP financial information contained in the "1Q20 Highlights" and "Prepared Remarks" discussions in the company's earnings presentation. See Exhibit 99.2 included in the company's Form 8-K dated April 20, 2020 for additional information on the use of these Non-GAAP financial measures.

Supplemental Materials

IBM

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Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 1Q 2020 1Q20 Non-GAAP Adjustments Operating (Non-GAAP) GAAP SG&A Currency Acquisitions/Divestitures Base* RD&E Currency Acquisitions/Divestitures Base* Operating Expense & Other Income Currency Acquisitions/Divestitures Base* 1 pts (12 pts) (16 pts) 0 pts 4 pts (1 pts) 1 pts (8 pts) (17 pts) 0 pts (12 pts) (2 pts) 0 pts 0 pts 0 pts 0 pts (12 pts) (2 pts) 0 pts (14 pts) (15 pts) 0 pts 2 pts 1 pts 0 pts (12 pts) (14 pts) The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 20, 2020 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency, acquisitions and divestitures. Supplemental Materials 27

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow - Last 12 Months 12 Months Ended Mar 2020 Net Cash from Operating Activities per GAAP: $14.5 Less: change in Global Financing (GF) Receivables $0.4 Net Cash from Operating Activities (Excluding GF Receivables) $14.1 Capital Expenditures, Net ($2.5) Free Cash Flow (Excluding GF Receivables) $11.6 $ in billions The above reconciles the Non-GAAP financial information contained in the “1Q20 Highlights” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 20, 2020 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 28

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